VALIC COMPANY I

Government Securities Fund

Supplement to the Summary Prospectus dated October 1, 2011

At a meeting held on October 24-25, 2011, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as an additional sub-adviser to the Government Securities Fund (“Government Securities”). At the meeting, the Board approved an amendment to the investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and JPMIM (the “Sub-Advisory Agreement”) to specifically include Government Securities.

With respect to the Sub-Advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of Government Securities. The effective date of the Sub-advisory Agreement will be on or about November 14, 2011 (the “Effective Date”). The following change will take place upon the Effective Date:

The “Investment Adviser” section of the Fund Summary is amended to reflect the addition of “J.P. Morgan Investment Management Inc.” as another sub-adviser to the Fund and the addition of the following portfolio managers:

Name	Portfolio Manager of the Fund Since	Title
Michael Sais	2011	Portfolio Manager
Robert Manning	2011	Portfolio Manager

Date: October 26, 2011